UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 29, 2018

Volkswagen Auto Loan Enhanced Trust 2018-1

(Issuing Entity)

Central Index Key Number: 0001720749

Volkswagen Auto Lease/Loan Underwritten Funding, LLC

(Depositor)

Central Index Key Number: 0001182534

VW Credit, Inc.

(Sponsor)

Central Index Key Number: 0000833733

(Exact Names of Issuing Entity, Depositor/Registrant and Sponsor as Specified in their respective Charters)

Delaware

(State or Other Jurisdiction of Incorporation)

333-205992 333-205992-01	11-3650483 82-6650865
(Commission File Numbers)	(Registrants’ I.R.S. Employer Identification Nos.)

2200 Ferdinand Porsche Drive Herndon, VA	20171
(Address of Principal Executive Offices)	(Zip Code)

(703) 364-7000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01. Other Events.

The Registrant and Co-Registrant have filed a prospectus, dated June 27, 2018, setting forth a description of the receivables pool and the structure of $307,000,000 aggregate principal amount of the Class A-1 Asset Backed Notes (the “Class A-1 Notes”), $420,000,000 aggregate principal amount of the Class A-2-A Asset Backed Notes (the “Class A-2-A Notes”), $100,000,000 aggregate principal amount of the Class A-2-B Asset Backed Notes (the “Class A-2-B Notes”) $369,000,000 aggregate principal amount of the Class A-3 Asset Backed Notes (the “Class A-3 Notes”), and $104,000,000 aggregate principal amount of the Class A-4 Asset Backed Notes (the “Class A-4 Notes” and collectively, the “Notes”) issued by Volkswagen Auto Loan Enhanced Trust 2018-1.

Item 9.01. Financial Statements and Exhibits.

(a)         Not applicable.

(b)         Not applicable.

(c)         Not applicable.

(d)         Exhibits.

Exhibit No.	Document Description
5.1	Opinion of Mayer Brown LLP, dated as of June 29, 2018, as to legality

8.1	Opinion of Mayer Brown LLP, dated as of June 29, 2018, as to certain tax matters

Form 8-K re: Tax and Legality Opinions

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 29, 2018	VOLKSWAGEN AUTO LOAN ENHANCED TRUST 2018-1

By: VW Credit, Inc., as Servicer

	By:	/s/ David Rands
	Name:	David Rands
	Title:	Executive Vice President and Chief Financial Officer

	By:	/s/ Steven Pramuka
	Name:	Steven Pramuka
	Title:	Assistant Treasurer

Form 8-K re: Tax and Legality Opinions